STATEMENT OF ADDITIONAL INFORMATION



                       Kopp Funds, Inc.

                   Kopp Emerging Growth Fund

               7701 France Avenue South, Suite 500
                    Edina, Minnesota 55435
                   Telephone: 1-888-533-KOPP
                   Facsimile: 1-612-841-0411
                  Website:  www.koppfunds.com





      This  Statement of Additional Information ("SAI")
is  not  a prospectus and should be read together  with
the   Prospectus  of  the  Kopp  Emerging  Growth  Fund
("Fund") dated January 25, 2000. The Fund is a series of Kopp Funds, Inc. ("Corporation").

      The Fund's audited financial statements for the year ended September 30, 1999, are incorporated herein by reference to the Fund's 1999 Annual Report.

     A copy of the Fund's 1999 Annual Report and/or its Prospectus is available without charge upon request to the above-noted address, toll-free telephone number, or website.








This Statement of Additional Information is dated January 25, 2000, as supplemented on February 17, 2000 and October 6, 2000.

TABLE OF CONTENTS


FUND ORGANIZATION                                               3

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL                 3

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          5

DIRECTORS AND OFFICERS                                          7

PRINCIPAL SHAREHOLDERS                                          9

INVESTMENT ADVISOR                                             10

FUND TRANSACTIONS AND BROKERAGE                                11

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND-DISBURSING AGENT       12

ADMINISTRATOR AND FUND ACCOUNTANT                              12

DISTRIBUTOR                                                    13

ARRANGEMENTS WITH BROKER-DEALERS AND OTHER FINANCIAL
 INTERMEDIARIES                                                14

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN                    14

PURCHASE, EXCHANGE, AND PRICING OF SHARES                      16

REDEMPTIONS IN KIND                                            19

TAXATION OF THE FUND                                           19

PERFORMANCE INFORMATION                                        19

INDEPENDENT ACCOUNTANTS                                        21

FINANCIAL STATEMENTS                                           21



      You should rely only on the information contained in this document and the Fund's Prospectus. We have not authorized anyone to provide you with information that is different. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

FUND ORGANIZATION

       The   Corporation  is  an  open-end   management
investment  company, commonly referred to as  a  mutual
fund.   The  Corporation is organized  as  a  Minnesota
company and was incorporated on June 12, 1997.

      The Corporation is authorized to issue shares  of
common  stock  in series and classes.  The  Corporation
currently  offers  one  series  of  shares:   the  Kopp
Emerging  Growth Fund.  The shares of common  stock  of
the Fund are further divided into three classes:  Class
A,  Class C and Class I.  Each share of common stock of
each  class  of shares of the Fund is entitled  to  one
vote, and each share is entitled to participate equally
in  dividends  and capital gains distributions  by  the
respective  class of shares and in the residual  assets
of  the  respective class in the event of  liquidation.
However,  each class of shares bears its own  expenses,
is  subject to its own sales and redemption charges, if
any,   and  has  exclusive  voting  rights  on  matters
pertaining   to   the  Rule  12b-1   distribution   and
shareholder servicing plan as it relates to that class.

      No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

       Generally,   the  Fund  will  not  hold   annual
shareholders'   meetings   unless   required   by   the
Investment  Company  Act  of 1940,  as  amended  ("1940
Act"), or Minnesota law.


FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

       The   following   are  the  Fund's   fundamental
investment policies which cannot be changed without the
approval of a majority of the Fund's outstanding voting
securities.  As used herein, a "majority of the  Fund's
outstanding voting securities" means the lesser of  (i)
67%   of  the  shares  of  common  stock  of  the  Fund
represented at a meeting at which more than 50% of  the
outstanding shares are present, or (ii) more  than  50%
of the outstanding shares of common stock of the Fund.

     The Fund:

     1. May not issue senior securities, except as permitted under the 1940 Act;

     2.   May (i) borrow money from banks and (ii) make
          other   investments  or   engage   in   other
          transactions permissible under the  1940  Act
          which may involve a borrowing, provided  that
          the  combination of (i) and  (ii)  shall  not
          exceed  33  1/3% of the value of  the  Fund's
          assets (including the amount borrowed),  less
          the    Fund's    liabilities   (other    than
          borrowings), except that the Fund may borrow up to an additional 5% of its assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).
          The Fund may also borrow money from other persons to the extent permitted by applicable law;

     3.   May  not  act  as an underwriter  of  another
          company's  securities, except to  the  extent
          that  the  Fund  may  be  deemed  to  be   an
          underwriter   within  the  meaning   of   the
          Securities  Act  of 1933, as  amended  ("1933
          Act"), in connection with the purchase and sale of portfolio securities;

     4.   May not invest more than 25% of its assets in
          securities of companies in any one  industry.
          This   restriction   does   not   apply    to
          obligations issued or guaranteed by the  U.S.
          government,       its      agencies,       or
          instrumentalities;

     5.   May  not purchase or sell real estate  unless
          acquired   as   a  result  of  ownership   of
          securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities);

     6. May not make loans if, as a result, more than 33 1/3% of the Fund's assets would be lent to other persons, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements;

     7. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities); and

     8.   Notwithstanding    any   other    fundamental
          investment policy or restriction, may  invest
          all  of  its  assets in the securities  of  a
          single open-end management investment company
          with   substantially  the  same   fundamental
          investment    objective,    policies,     and
          restrictions as the Fund.

      The Fund's investment objective, which is to seek long-term capital appreciation, is also a fundamental investment policy which cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

      The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors of the Fund without shareholder approval.

     The Fund may not:

     1.   Sell  securities short, unless the Fund  owns
          or   has   the  right  to  obtain  securities
          equivalent   in  kind  and  amount   to   the
          securities  sold short, or unless  it  covers
          such  short  sale as required by the  current
          rules  and  positions of the  Securities  and
          Exchange Commission ("SEC") or its staff, and
          provided   that  transactions   in   options,
          futures   contracts,   options   on   futures
          contracts,  or  other derivative  instruments
          are   not   deemed   to  constitute   selling
          securities short.

     2.   Purchase  securities on margin,  except  that
          the  Fund may obtain such short-term  credits
          as   are  necessary  for  the  clearance   of
          transactions;   and  provided   that   margin
          deposits    in   connection   with    futures
          contracts,  options on futures contracts,  or
          other   derivative  instruments   shall   not
          constitute purchasing securities on margin.

     3.   Invest in illiquid securities if, as a result
          of  such investment, more than 15% of its net
          assets   would   be  invested   in   illiquid
          securities, or such other amounts as may be permitted under the 1940 Act.

     4.   Purchase   securities  of  other   investment
          companies except in compliance with the  1940
          Act.

     5.   Engage  in  futures  or  options  on  futures
          transactions which are impermissible pursuant
          to  Rule 4.5 under the Commodity Exchange Act
          ("CEA")  and,  in accordance with  Rule  4.5,
          will   use  futures  or  options  on  futures
          transactions  solely for  bona  fide  hedging
          transactions (within the meaning of the CEA);
          provided,  however,  that the  Fund  may,  in
          addition  to  bona fide hedging transactions,
          use    futures   and   options   on   futures
          transactions if the aggregate initial  margin
          and   premiums  required  to  establish  such
          positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

     6.   Make  any loans other than loans of portfolio
          securities, except through purchases of  debt
          securities  or  other  debt  instruments   or
          engaging   in   repurchase  agreements   with
          respect to portfolio securities.

     7.   Borrow  money  except from banks  or  through
          reverse  repurchase  agreements  or  mortgage
          dollar   rolls,   and   will   not   purchase
          securities when bank borrowings exceed 5% of its assets.

       Unless   noted   otherwise,  if   a   percentage
restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets or in the market value of the investment will not constitute a violation of that restriction.


IMPLEMENTATION OF INVESTMENT OBJECTIVE

       The   following   information  supplements   the
discussion of the Fund's investment objective and strategy described in the Prospectus under the headings
"Investment Objective" and "Investment Strategy."

Depositary Receipts

      The  Fund may invest in the equity securities  of
foreign  companies  by purchasing depositary  receipts,
including  American  Depositary Receipts  ("ADRs")  and
European    Depositary   Receipts   ("EDRs").     These
securities  may not necessarily be denominated  in  the
same currency as the securities into which they may  be
converted.   Generally, ADRs, in registered  form,  are
denominated in U.S. dollars and are designed for use in
the  U.S.  securities markets, while  EDRs,  in  bearer
form,  may be denominated in other currencies  and  are
designed for use in European securities markets.   ADRs
are  receipts typically issued by a U.S. bank or  trust
company   evidencing  ownership   of   the   underlying
securities.   EDRs are European receipts  evidencing  a
similar  arrangement.   For  purposes  of  the   Fund's
investment policies, ADRs and EDRs are deemed  to  have
the  same  classification as the underlying  securities
they  represent.   Thus,  an ADR  or  EDR  representing
ownership of common stock will be treated as common stock.

      Investments  in  securities of foreign  companies
involve risks which are in addition to the usual  risks
inherent  in  domestic investments.  In many  countries
there  is  less  publicly available  information  about
companies than is available in the reports and  ratings
published  about  companies in the U.S.   Additionally,
foreign   companies   are  not   subject   to   uniform
accounting,    auditing,   and   financial    reporting
standards.  Other risks that may be present in  foreign
investment    include    expropriation;    confiscatory
taxation;  withholding taxes on dividends and interest;
less   extensive   regulation   of   foreign   brokers,
securities  markets, and companies; costs  incurred  in
conversions  between  currencies; the  illiquidity  and
volatility   of   foreign   securities   markets;   the
possibility   of  delays  in  settlement   in   foreign
securities markets; limitations on the use or  transfer
of  assets  (including suspension  of  the  ability  to
transfer currency from a given country); the difficulty
of enforcing obligations in other countries; diplomatic
developments;  and  political  or  social  instability.
Foreign  economies may differ from the U.S. economy  in
various respects, and many foreign securities are  less
liquid   and  their  prices  are  more  volatile   than
comparable U.S. securities.  From time to time, foreign
securities  may  be  difficult  to  liquidate   rapidly
without   adverse   price   effects.    Certain   costs
attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Convertible Securities

      The  Fund  may invest in convertible  securities,
which  are bonds, debentures, notes, preferred  stocks,
or  other  securities  that may be  converted  into  or
exchanged  for  a specified amount of common  stock  or
warrants  of the same or a different company  within  a
particular  period  of  time at a  specified  price  or
formula.  A convertible security entitles the holder to
receive  interest normally paid or accrued on  debt  or
the   dividend  paid  on  preferred  stock  until   the
convertible security matures or is redeemed, converted,
or   exchanged.   Convertible  securities  have  unique
investment  characteristics in that they generally  (i)
have higher yields than common stocks, but lower yields
than  comparable non-convertible securities;  (ii)  are
less   subject  to  fluctuation  in  value   than   the
underlying  stock  (or warrant) since they  have  fixed
income characteristics; and (iii) provide the potential
for  capital  appreciation if the market price  of  the
underlying  common  stock (or  warrant)  increases.   A
convertible  security may be subject to  redemption  at
the  option of the issuer at a price established in the
convertible  security's  governing  instrument.   If  a
convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

Borrowing

      The Fund is authorized to borrow money from banks
and   make   other  investments  or  engage  in   other
transactions permissible under the 1940 Act  which  may
be  considered  a  borrowing (such as  mortgage  dollar
rolls and reverse repurchase agreements), provided that
the  amount borrowed cannot exceed 33 1/3% of the value
of the Fund's net assets.  The Fund's borrowings create
an  opportunity  for greater return to  the  Fund  and,
ultimately,  the Fund's shareholders, but at  the  same
time   increase  exposure  to  losses.   In   addition,
interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds. The Fund currently intends to borrow money only for temporary, extraordinary, or emergency purposes.

Lending Portfolio Securities

      The  Fund  may lend portfolio securities  with  a
value  not exceeding 33 1/3% of the Fund's total assets
to  brokers  or  dealers, banks or other  institutional
borrowers  of securities as a means of earning  income.
In  return, the Fund will receive collateral in cash or
money  market  instruments.  Such  collateral  will  be
maintained at all times in an amount equal to at  least
100%   of  the  current  market  value  of  the  loaned
securities.  The purpose of such securities lending  is
to  permit  the  borrower to use  such  securities  for
delivery  to  purchasers when such  borrower  has  sold
short.    The   Fund  will  continue  to  receive   the
equivalent  of the interest or dividends  paid  by  the
issuer  of the securities lent, and the Fund  may  also
receive interest on the investment of collateral, or  a
fee  from  the borrower as compensation for  the  loan.
The    Fund   may   pay   reasonable   custodial    and
administrative fees in connection with the  loan.   The
Fund  will  retain  the  right to  call,  upon  notice,
securities  loaned.   While  there  may  be  delays  in
recovery  or  even a risk of loss of collateral  should
the  borrower  fail financially, the Fund's  investment
advisor  will  review  the  credit  worthiness  of  the
entities to which such loans are made to evaluate those
risks.   Although the Fund is authorized to  lend,  the
Fund does not presently intend to engage in lending.

Non-Diversification

      While the Fund is "non-diversified," which  means
that  it  is permitted to invest its assets in  a  more
limited  number of companies than "diversified"  mutual
funds,  the  Fund intends to diversify  its  assets  to
qualify  for  tax  treatment as a regulated  investment
company  under the Internal Revenue Code  of  1986,  as
amended ("Code").  To qualify (i) not more than 25%  of
the total value of the Fund's assets may be invested in
securities  of  any one issuer or of any  two  or  more
issuers controlled by the Fund, which, pursuant to  the
regulations under the Code, may be deemed to be engaged
in  the same, similar, or related trades or businesses,
and  (ii) with respect to 50% of the total value of the
Fund's  assets (a) not more than 5% of its total assets
may be invested in the securities of any one issuer and
(b)  the  Fund  may  not  own  more  than  10%  of  the
outstanding voting securities of any one issuer.  These
percentage  limitations do not apply to investments  in
U.S.  government securities or the securities of  other
regulated investment companies.  To the extent  that  a
relatively  high  percentage of the Fund's  assets  are
invested  in  the  securities of a  limited  number  of
companies, the Fund's portfolio may be more susceptible
to   a   single  economic,  political,  or   regulatory
occurrence than the portfolio of a diversified mutual fund.

Concentration

      The  Fund  has  adopted a fundamental  investment
policy  which  prohibits the Fund from  investing  more
than  25%  of its assets in the securities of companies
in  any  one  industry.  An industry is  defined  as  a
business-line  subsector  of  a  stock-market   sector.
While  the  Fund may be heavily invested  in  a  single
market  sector  like  technology or  health  care,  for
example, it will not invest more than 25% of its assets
in  securities  of  companies in any  one  industry  or
subsector.  Technology industries or subsectors include
networking;   data   storage;  software   applications;
semiconductors;   voice-processing;  telecommunications
equipment;  laser-based components and subsystems;  and
wireless    business   lines.    Health-care   services
industries    or   subsectors   include    managed-care
organizations  and  home  health-care/sub-acute   care.
Industries in the sector of medical devices/hospital supplies include research reagents/ histrumentations, ophthalmology, and imaging.

Temporary Strategies

      As  described in the Prospectus under the heading
"Implementation  of  Investment  Objective,"  prior  to
investing proceeds from sales of Fund shares,  to  meet
ordinary   daily  cash  needs,  and   to   retain   the
flexibility  to respond promptly to changes  in  market
and  economic conditions, the Fund may hold cash and/or
invest  all or a portion of its assets in money  market
instruments.   The money market instruments  which  the
Fund may purchase are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United
States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes, and bonds;

        Bank   Obligations.    Obligations   (including
certificates    of   deposit,   bankers'   acceptances,
commercial   paper   (see  below),   and   other   debt
obligations) of banks subject to regulation by the U.S.
government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully    Insured   Certificates   of   Deposit.
Certificates   of   deposit  of   banks   and   savings
institutions,  having  total assets  of  less  than  $1
billion,  if the principal amount of the obligation  is
insured  by  the  Bank Insurance Fund  or  the  Savings
Association   Insurance  Fund   (each   of   which   is
administered   by   the   Federal   Deposit   Insurance
Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation
("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least Aaa by Moody's or AAA by S&P; and

     Money   Market  Funds.   Securities  issued   by
registered investment companies holding themselves out as money market funds which attempt to maintain a stable net asset value of $1.00 per share.


DIRECTORS AND OFFICERS

      Under the laws of the State of Minnesota, the Board of Directors of the Fund is responsible for managing the Fund's business and affairs.

      The  directors and officers of the Fund, together
with   information  as  to  their  principal   business
occupations  during  the last  five  years,  and  other
information,  are shown below.  Each  director  who  is
deemed  an "interested person" of the Fund, as  defined
in  the  1940  Act, is indicated by an  asterisk.   The
directors and officers listed below have served as such since inception of the Fund on June 12, 1997, except as otherwise noted.

     *LeRoy C. Kopp, Chief Executive Officer, President and a Director of the Fund.

      Mr. Kopp, 65 years old, is the founder, President
and   Chief   Investment  Officer  of  Kopp  Investment
Advisors, Inc. ("Advisor").  Prior to founding  Advisor
in  1990,  Mr.  Kopp spent 30 years with Dain  Bosworth
Inc., where he was the Manager of the Edina, Minnesota,
branch  and  a  Senior Vice President.   Mr.  Kopp  has
received a number of business and community honors and awards, including Upper Midwest Entrepreneur of the Year for Emerging Companies. Mr. Kopp graduated with distinction with a B.B.A. degree from the University of Minnesota in 1956. Mr. Kopp served as Chief Financial Officer and
Treasurer  of  the  Fund from February 1998 to December
1998.

     Kathleen S. Tillotson, Executive Vice President and Secretary of the Fund.

      Ms.  Tillotson, 43 years old, joined  Advisor  in
March  1996  as  Vice  President and  General  Counsel.
Since  January 1, 2000, she has also been the Secretary
of  Advisor and of Centennial Lakes Capital, Inc.,  the
Fund's  distributor ("Distributor").   From  June  1998
through  December  1999, she served  as  the  Assistant
Secretary  of  the Distributor. In 1981, Ms.  Tillotson
graduated  from Tulane University School of  Law  magna
cum   laude.   Before  joining  Advisor  in  1996,  Ms.
Tillotson practiced law as an associate and principal with law firms in Boston and Minneapolis.

     John P. Flakne, Chief Financial Officer and
Treasurer of the Fund.

      Mr.  Flakne,  34  years old,  joined  Advisor  in
December  1998 as Controller.  On January 1,  2000,  he
became  Advisor's Chief Financial Officer and Treasurer
and  the  Chief  Executive Officer and Chief  Financial
Officer  of  the  Distributor.   In  1989,  Mr.  Flakne
graduated  from  the  University of  Minnesota  with  a
B.S.B.  in  Accounting  and a Computer  Science  minor.
Before  joining  Advisor in December 1998,  Mr.  Flakne
held  various accounting-related positions as  follows:
From August 1989 until December 1994, Mr. Flakne worked
for  Coopers & Lybrand L.L.P., Minneapolis,  Minnesota,
first as an Associate and eventually as a Manager; from
January  1995  until June 1997, Mr. Flakne  worked  for
Carlson  Companies, Inc., Minnetonka, Minnesota,  first
as  a  Manager  and  then as Interim  Director  of  the
Corporate Audit function; from July 1997 until  January
1998,  Mr. Flakne worked for Bertram, Vallez, Kaplan  &
Talbot,  Ltd., New Hope, Minnesota, a CPA and  business
consulting firm, as a Senior Manager; and from February
1998  until  November  1998,  Mr.  Flakne  worked   for
Caterpillar   Paving  Products  Inc.,  Brooklyn   Park,
Minnesota,   a   division  of  Caterpillar   Inc.,   as
Controller.   Mr.  Flakne is a  CPA.   Mr.  Flakne  has
served as Chief Financial Officer and Treasurer of the Fund since December 1998.

     Robert L. Stehlik, a Director of the Fund.

      Mr. Stehlik, 61 years old, has been a Director of
the  Fund  since  September 8, 1997.   Mr.  Stehlik  is
currently the Senior Vice President of People's Bank of
Commerce,  which  is  based in Minneapolis,  Minnesota.
Mr.  Stehlik  has  held this position  since  September
1998.   For four years prior to that, he served as  the
Senior  Vice President of Richfield Bank &  Trust  Co.,
based  in  Richfield, Minnesota.   Prior  to  that,  he
served  in  various capacities at First Bank (now  U.S.
Bank),   based  in  Minneapolis,  Minnesota,  including
Senior Vice President.

     Thomas R. Stuart, a Director of the Fund.

      Mr. Stuart, 54 years old, has been a Director  of
the  Fund since September 8, 1997.  Since May 1988, Mr.
Stuart  has  served  as Chairman  and  Chief  Executive
Officer   of   the   Bureau  of  Engraving,   Inc.,   a
manufacturer of interconnect devices and a provider of commercial printing and home education services based in Minneapolis, Minnesota.

      The  address of Mr. Kopp, Ms. Tillotson, and  Mr.
Flakne  is 7701 France Avenue South, Suite 500,  Edina,
Minnesota  55435.   Mr.  Stehlik's  address   is   9330
Sheffield  Circle, Bloomington, Minnesota  55437.   Mr.
Stuart's address is 3400 Technology Drive, Minneapolis,
Minnesota 55418.

     As of December 31, 1999, officers and directors of the Fund beneficially owned none of the shares of the Fund's then outstanding Class A or Class C shares and 83.26% of the Fund's then outstanding Class I shares.

      Directors and officers of the Fund who are also officers, directors, or employees of Advisor do not receive any remuneration from the Fund for serving as directors or officers. Accordingly, neither Mr. Kopp, Ms. Tillotson nor Mr. Flakne receive any remuneration from the Fund for their services as directors and/or officers. However, Messrs. Stehlik and Stuart receive the following fees for their services as directors of the Fund:

                         Cash             Other
     Name           Compensation(1)   Compensation        Total
Robert L. Stehlik      $15,000            $0             $15,000
Thomas R. Stuart       $15,000            $0             $15,000
__________

(1)Each  director  who  is  not deemed  an  "interested
   person"  of  the Fund, as defined in the  1940  Act,
   receives $3,500 for each Board of Directors  meeting
   attended  by  such person, a $1,000 per fiscal  year
   stipend  if  all  such meetings  are  attended,  and
   reimbursement  of  reasonable expenses  incurred  in
   connection therewith.  The Board held four  meetings
   during  fiscal  1999 and both of  the  disinterested
   directors  attended all four meetings.   Thus,  each
   disinterested director received $15,000 during such time period from the Fund. Disinterested directors may elect to receive their compensation in the form of cash, shares of the Fund, or both.

PRINCIPAL SHAREHOLDERS

      As of December 31, 1999, the following persons owned of record or are known by the Fund to own beneficially 5% or more of a class of the Fund's outstanding shares:


                                                                                           Percentage
  Name and Address                      Number of Shares             Percentage             of Fund
                                  Class A   ClassC   Class I    Class A   Class C  Class I
Kopp Investment Advisors, Inc.      N/A            2,376,286.879  N/A               41.82%    5.84%
7701 France Avenue South,
Ste 500
Edina, MN  55435

LeRoy C. Kopp(1)                    N/A            1,587,964.471  N/A               27.94%    3.90%
7701 France Avenue South,
Ste 500
Edina, MN  55435

Kopp Family Foundation              N/A              722,281.831  N/A               12.71%    1.78%
7701 France Avenue South,
Ste 500
Edina, MN  55435

Lake Region Healthcare              N/A    25,562      N/A         N/A     7.92%     N/A      0.06%
 Corporation
712 South Cascade Street
Fergus Falls, MN 56537

Robert E. Murphy and                N/A    17,652      N/A         N/A     5.47%     N/A      0.04%
  Judith P. Murphy,
Trustees Robert E. Murphy
Revocable Trust
1470 West 35th Street
Minneapolis, MN 55408
____________


(1) Includes 607,708.865 shares held in an IRA account for the benefit of Mr. Kopp.

      Based on the foregoing, as of December 31, 1999, LeRoy C. Kopp owned a controlling interest in the Fund's Class I shares (82.47%); however no person owned a controlling interest in the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

INVESTMENT ADVISOR

       Kopp  Investment  Advisors  ("Advisor")  is  the
investment advisor to the Fund.  Advisor and Centennial
Lakes  Capital,  Inc. ("Distributor") are  wholly-owned
subsidiaries of Kopp Holding Company ("KHC")  which  is
controlled  by LeRoy C. Kopp, the President  and  Chief
Investment  Officer of Advisor and sole shareholder  of
KHC.   Kathleen  S.  Tillotson is the  Vice  President,
Secretary and General Counsel of Advisor, and  John  P.
Flakne is the Chief Financial Officer and Treasurer  of
the  Advisor.   Ms. Tillotson is also the Secretary  of
the  Distributor and Mr. Flakne is the Chief  Executive
Officer and Chief Financial Officer of the Distributor.

     The investment advisory agreement between the Fund
and  Advisor  dated  as of October 1,  1997  ("Advisory
Agreement") had an initial term of two years and is now
required  to  be  approved annually  by  the  Board  of
Directors of the Fund or by vote of a majority  of  the
Fund's  outstanding  voting  securities.   Each  annual
renewal must also be approved by the vote of a majority
of  the  Fund's  directors who are not parties  to  the
Advisory  Agreement or interested persons of  any  such
party,  cast  in  person at a meeting  called  for  the
purpose  of  voting  on  such approval.   The  Advisory
Agreement was most recently approved on August 9,  1999
by the full Board of Directors, including a majority of the disinterested directors. The Advisory Agreement is terminable without penalty on 60 days' written notice by the Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by Advisor, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, Advisor
manages  the  Fund's investments and business  affairs,
subject  to  the supervision of the Board of Directors.
At  its expense, Advisor provides office space and  all
necessary  office facilities, equipment, and  personnel
for   managing  the  investments  of  the   Fund.    As
compensation for its services, the Fund pays Advisor an annual management fee of 1.00% of the Fund's average daily net assets attributable to each class of shares.
The advisory fee is accrued daily and paid monthly.

      Advisor  voluntarily agreed that for  the  fiscal
year ended September 30, 1999, Advisor would waive  its
management fees to the extent necessary to ensure  that
(i) the total annual operating expenses for the Class A
shares  of  the Fund would not exceed 1.50% of  average
daily  net  assets,  (ii)  the total  annual  operating
expenses for the Class I shares would not exceed  1.15%
of average daily net assets, and (iii) the total annual
operating  expenses for the Class C  shares  would  not
exceed   2.15%.   Advisor  may  from   time   to   time
voluntarily (but is not required or obligated to) waive
all  or a portion of its fee and/or reimburse all or  a
portion   of   class  operating  expenses.    Beginning
January  31,  2000, Advisor has voluntarily  agreed  to
waive  its  management fee and/or reimburse the  Fund's
operating  expenses to the extent necessary  to  ensure
that the Fund's total annual operating expenses for the
(i) Class A shares do not exceed 1.75% of average daily
net assets, (ii) Class C shares do not exceed 2.40%  of
average  daily net assets, and (iii) Class I shares  do
not  exceed  1.40% of average daily  net  assets.   Any
waiver  of  fees or reimbursement of expenses  will  be
made  on  a  monthly  basis and, with  respect  to  the
latter,  will  be  paid  to the Fund  by  reduction  of
Advisor's   fee.   Any  such  waiver/reimbursement   is
subject  to  later adjustment during the  term  of  the
Advisory  Agreement to allow Advisor to recoup  amounts
waived/reimbursed  to  the  extent  actual   fees   and
expenses for a specific month are less than the expense limitation caps. As of September 30, 1999, cumulative management fees waived totaled $1,594,775.

      For the fiscal years ended September 30, 1998 and
1999, the Advisor waived 0.31% and 0.20%, respectively,
of its annual management fee so that the Fund operating
expenses  would not exceed the limits described  above.
For  the  fiscal year ended September 30, 1998, Advisor
received $1,772,722 attributable to Class A shares  and
$159,542  attributable  to Class  I  shares.   For  the
fiscal  year ended September 30, 1999, Advisor received
$2,578,525  attributable to Class  A  shares,  $366,047
attributable to Class I shares and $4,153 attributable to Class C shares.

FUND TRANSACTIONS AND BROKERAGE

       Under   the   Advisory  Agreement,  Advisor   is
responsible  for  decisions to buy and sell  securities
for  the  Fund  and  for the placement  of  the  Fund's
securities business, the negotiation of the commissions
to  be paid on such transactions, and the allocation of
portfolio brokerage and principal business.  Trades may
be   done  with  brokers,  dealers  and,  on  occasion,
issuers.    Remuneration   for   trades   may   include
commissions, dealer spreads, mark-ups, and mark-downs.

      In executing transactions on behalf of the Fund, Advisor has no obligation to deal with any particular broker or dealer. Rather, Advisor seeks to obtain the best qualitative execution. The best net price is an important factor, but Advisor also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction. Brokerage may be allocated based on the sale of the Fund's shares where best execution and price may be obtained from more than one broker.

      Section 28(e) of the Securities Exchange  Act  of
1934,   as   amended  ("Section  28(e)"),  permits   an
investment  advisor,  under certain  circumstances,  to
cause an account to pay a broker who supplies brokerage
and  research  services a commission  for  effecting  a
transaction  in  excess  of the  amount  of  commission
another  broker  would have charged for  effecting  the
transaction.   Brokerage and research services  include
(i)  furnishing  advice as to the value of  securities,
the  advisability of investing, purchasing, or  selling
securities,  and  the  availability  of  securities  or
purchasers  or  sellers of securities; (ii)  furnishing
analyses  and  reports concerning issuers,  industries,
sectors,  securities,  economic  factors  and   trends,
portfolio  strategy, and the performance  of  accounts;
and   (iii)   effecting  securities  transactions   and
performing  functions  incidental  thereto   (such   as
clearance, settlement, and custody).

     In selecting brokers, Advisor considers investment
and  market  information and other  research,  such  as
economic,  securities, and market research provided  by
such  brokers  and  the  quality  and  reliability   of
brokerage services, including execution capability  and
financial responsibility.  Accordingly, the commissions
charged  by  any  such broker may be greater  than  the
amount  another firm might charge if Advisor determines
in  good  faith that the amount of such commissions  is
reasonable  in  relation to the value of  the  research
information  and  brokerage services provided  by  such
broker.  Advisor believes that the research information
received in this manner provides the Fund with benefits
by  supplementing the research otherwise  available  to
the  Fund.   Any  such  higher  commissions  will  not,
however,  be  paid  by  the  Fund  unless  (i)  Advisor
determines  in good faith that the amount is reasonable
in  relation to the services in terms of the particular
transaction   or   in   terms  of   Advisor's   overall
responsibilities   with  respect   to   the   accounts,
including the Fund, as to which it exercises investment discretion; (ii) such payment is made in compliance with applicable state and federal laws; and (iii) in the opinion of Advisor, the total commissions paid by the Fund are reasonable in relation to the benefits to the Fund over the long term.

      Advisor  places portfolio transactions for  other
advisory  accounts in addition to the  Fund.   Research
services  furnished  by firms through  which  the  Fund
effects  its  securities transactions may  be  used  by
Advisor in servicing all of its accounts; that is,  not
all  of  such  services  may  be  used  by  Advisor  in
connection with the Fund.  Advisor believes it  is  not
possible  to  measure  separately  the  benefits   from
research  services  received by each  of  the  accounts
(including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary.
However, Advisor believes any such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     As  of  January 1, 2000, Advisor will allocate  to
the  Fund  all  securities purchased in initial  public
offerings   in   which  Advisor's  clients   have   the
opportunity  to  participate.   Advisor  believes  that
through  this  policy,  the  greatest  number  of   its
clients, direct and indirect, will benefit.  Of course,
no  assurance can be made that any such allocations  to
the  Fund  will  be  profitable to  Fund  shareholders.
Advisor  expects  that, at the  present  rate  of  such
allocations, such allocations will not have a  material
effect  on  the Fund's performance.  Advisor  generally
seeks  to  allocate  portfolio  transactions  equitably
whenever  concurrent decisions are made to purchase  or
sell  securities  by  the  Fund  and  another  advisory
account.  In some cases, this procedure could  have  an
adverse effect on the price or the amount of securities
available to the Fund.  Other than as described  above,
there can be no assurance that a particular purchase or
sale  opportunity will be allocated to  the  Fund.   In
making  allocations between the Fund and other advisory
accounts, certain factors considered by Advisor are the
respective investment objectives, the relative size  of
portfolio   holdings   of  the   same   or   comparable
securities, the availability of cash for investment, and the size of investment commitments generally held.

     The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended September 30, 1998 and 1999 was $150,375 and $66,454, respectively.
During fiscal 1999, the Fund did not pay brokerage commissions with respect to transactions for which research services were provided; however, neither the Fund nor Advisor had any agreement or understanding with any broker or dealer to direct brokerage to such broker or dealer because of research services provided.

       The   Fund,   Advisor  and   Distributor   have,
collectively, adopted a Code of Ethics, as required  by
Rule 17j-1 of the 1940 Act.  The Code of Ethics permits
personnel  of  Advisor  and Distributor  to  invest  in
securities  for their own accounts, subject to  various
conditions  and  certain  restrictions.   The  Code  of
Ethics is on public file with, and available from, the Securities and Exchange Commission.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND-DISBURSING AGENT

      As  custodian of the Fund's assets, Firstar Bank,
N.A.,  615  East Michigan Street, Milwaukee,  Wisconsin
53202,  has custody of all securities and cash  of  the
Fund,  delivers  and  receives  payment  for  portfolio
securities  sold,  receives  and  pays  for   portfolio
securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Fund. Firstar Bank has also agreed to extend a redemption line-of-credit to the Fund through July 31, 2000. Firstar Mutual Fund Services,
L.L.C., an affiliate of Firstar Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund ("Transfer Agent").


ADMINISTRATOR AND FUND ACCOUNTANT

      The  Transfer  Agent also provides administrative
and  fund  accounting services to the Fund pursuant  to
separate  administration and fund accounting agreements
dated    as   of   October   1,   1997,   as    amended
("Administrative   Agreement"  and   "Fund   Accounting
Agreement," respectively).  Under these Agreements, the
Transfer Agent calculates the daily net asset value  of
each  class  of shares; prepares and files all  federal
and  state  tax returns; oversees the Fund's  insurance
relationships;  participates  in  the  preparation   of
registration statements, proxy statements and  reports;
prepares   compliance   filings   relating    to    the
registration  of  the Fund's shares pursuant  to  state
securities laws; compiles data for and prepares notices
to  the  SEC; prepares financial statements for  annual
and  semi-annual reports; monitors the  Fund's  expense
accruals  and performs securities valuations;  monitors
compliance  with  the Fund's investment  policies;  and
generally   assists   in   the  Fund's   administrative
operations.   For the foregoing services, the  Transfer
Agent  receives  from  the  Fund  the  following  fees,
computed daily and payable monthly based on the average
net  assets per class of shares:  (i) pursuant  to  the
Administration Agreement, the Transfer Agent receives a
fee  at the annual rate of 0.07 of 1% on the first $200
million, 0.05 of 1% on the next $400 million, and  0.03
of  1% on average net assets in excess of $600 million,
subject  to  an  annual minimum  of  $70,000  (for  all
classes  of  shares), plus out-of-pocket expenses;  and
(ii)  pursuant  to the Fund Accounting  Agreement,  the
Transfer  Agent receives a fee of $45,000 on the  first
$100 million, 1.875 of 1% on the next $200 million, and
1.125  of  1% on average net assets in excess  of  $300
million, plus out-of-pocket expenses. For the fiscal years ended September 30, 1998 and 1999, the Transfer
Agent received $150,195 and $231,702, respectively, for its services under the Administration Agreement and $57,693 and $71,076, respectively, for its services under the Fund Accounting Agreement.

DISTRIBUTOR

     Under a distribution agreement dated as of October
1,   1997,   as  amended  and  restated  ("Distribution
Agreement"),    Centennial    Lakes    Capital,    Inc.
("Distributor")  acts as principal distributor  of  the
Fund's  shares.   The Distributor's principal  business
address is 7701 France Avenue South, Suite 500,  Edina,
Minnesota   55435.   The Distributor is  controlled  by
KHC, which in turn is controlled by LeRoy C. Kopp.  Mr.
Kopp   also   controls   Advisor.    Accordingly,   the
Distributor and Advisor are affiliated entities.

      The  Distribution  Agreement  provides  that  the
Distributor will use its best efforts to distribute the
Fund's  shares,  which  shares  are  offered  for  sale
continuously  at (i) net asset value per share  plus  a
maximum  initial sales charge of 3.50% of the  offering
price,  in  the case of Class A shares,  and  (ii)  net
asset value per share without the imposition of a front-
end  sales charge, in the case of Class C and  Class  I
shares.  Investments in Class A shares above $1 million
are not assessed an initial sales charge.  However, the
Distributor  may impose a 1% contingent deferred  sales
charge  ("CDSC")  on  such shares  redeemed  within  24
months of purchase.  The Distributor may also impose  a
1%  CDSC on Class C shares redeemed within 12 months of
purchase.  In addition, redemptions of Class  I  shares
within  24  months  of purchase may  be  charged  a  1%
redemption fee.  The Fund does not currently  have  any
arrangements  that  result in breakpoints  in,  or  the
elimination  of, sales charges or redemption  fees  for
directors and/or other affiliated persons of the  Fund,
although  the Fund has historically waived the  initial
minimum  investment requirements for such persons  with
respect  to their purchases of Class I shares.  Certain
waivers   and/or  reductions  of  sales   charges   and
redemption  fees  are,  however,  available  to   other
persons   and   institutions,  as  described   in   the
Prospectus under the heading "Your Account."  Any sales
charges   assessed   become   the   property   of   the
Distributor; redemption fees are the property of the Fund.

      With respect to Class A shares, the Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker-dealer, if any, involved in the trade, as follows:

   Dollar Amount of       Initial Sales    Portion of Initial Sales Charge
   Shares Purchased        Charge(1)       Paid to Broker-Dealer(1)(2)
   Up to $99,999            3.50%                3.00%
   $100,000 - $249,999      3.00%                2.55%
   $250,000 - $499,999      2.00%                1.70%
   $500,000 - $999,999      1.00%                0.85%
   $1,000,000 - $4,999,999  None                 None(3)
_____________________
 (1) Reflected as a percentage of the offering price of Class A shares. The offering price is the sum of the net asset value per share plus the initial sales charge indicated in the table ("Offering Price").

 (2) At the discretion of the Distributor, all sales charges may at times be paid to the broker-dealer, if any, involved in the trade. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the 1933 Act.

 (3) The Distributor may, in its discretion and  out
     of  its  own  assets, pay a 1% commission to  broker-
     dealers   who   initiate  and  are  responsible   for
     purchases  of  Class  A shares between  $1,000,000  -
     $4,999,999.   The  Distributor  may  also  pay  a  1%
     commission to broker-dealers who initiate and are responsible for purchases of Class C shares.

       Pursuant   to  the  terms  of  the  Distribution
Agreement, the Distributor bears the costs of  printing
prospectuses and shareholder reports which are used for
selling purposes, as well as advertising and any  other
costs  attributable to the distribution of Fund shares.
Certain of these expenses may be reimbursed pursuant to
the   terms   of   the  Rule  12b-1  distribution   and
shareholder  servicing  plan discussed  below.   As  of
September 30, 1999, there was $733,440 of unreimbursed distribution and shareholder servicing fees accrued.

       As  compensation  for  its  services  under  the
Distribution Agreement, the Distributor may retain  all
or  a  portion  of  (i) the initial sales  charge  from
purchases  of  Class  A  shares;  (ii)  the  CDSC  from
redemptions  of  Class  A  and  Class  C   shares,   if
applicable; and (iii) the Rule 12b-1 fees payable  with
respect to the Class A and Class C shares (as described
under  "Distribution and Shareholder  Servicing  Plan,"
below).  For the fiscal years ended September 30,  1998
and 1999, the aggregate dollar amount of initial sales charges imposed on purchases of Class A shares was

$10,604,987  and $923,997; the aggregate dollar  amount
of  CDSCs imposed on redemptions of Class A or Class  C
shares  was $0 and $0; and the aggregate dollar  amount
of  Rule 12b-1 fees payable with respect to Class A  or
Class   C   shares   was   $897,166   and   $1,131,965,
respectively.    Of  these  amounts,  the   Distributor
retained $1,992,628 and $181,831 from Class A sales charges; $0 and $0 from Class A and Class C CDSCs; and
$55,083 and $129,086 from Class A and Class C 12b-1 fees.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     The  Distributor has entered into agreements  with
registered broker-dealers pursuant to which such broker-
dealers  have agreed to sell the Fund's shares  to  the
public.   Certain  of  these broker-dealers  have  also
agreed  to  perform, with respect to  shareholders  who
purchase Fund shares through the broker-dealer, certain
shareholder servicing functions which would  ordinarily
be  performed  by  the Transfer Agent.   The  Fund  has
agreed  to  compensate certain of these  broker-dealers
for  the  shareholder  services they  provide  and  the
Transfer  Agent,  in  turn, has agreed  to  reduce  its
transfer agency and servicing fee by a like amount  for
those  shareholder accounts which are serviced by  such
broker-dealers.   Under  these arrangements,  the  Fund
will not pay more in transfer agency and shareholder servicing fees than it would otherwise pay under the Transfer Agency Agreement.

     The  Fund  may  also pay, directly  or  indirectly
through   arrangements   with   Advisor   and/or    the
Distributor,  amounts to financial intermediaries  that
purchase  shares  of the Fund through  an  omnibus-type
account  and  provide  administrative  and/or  transfer
agent-type  services  relating to  the  Fund  to  their
customers.   These  services may include,  among  other
things,  sub-accounting services,  transfer  agent-type
services,  answering inquiries relating  to  the  Fund,
transmitting, on behalf of the Fund, proxy  statements,
annual   reports,   updated  prospectuses   and   other
communications regarding the Fund.  In such  cases,  to
the extent paid by the Fund, the Fund will not pay more
for  these  services through intermediary relationships
than  it  would  if the intermediaries' customers  were
direct  shareholders of the Fund.  The Distributor  has
authorized  such  intermediaries  or  their  agents  to
receive  purchase and redemption orders on  the  Fund's
behalf.   The  Fund will be deemed to have  received  a
purchase or redemption order when such intermediary receives the order and the orders will be priced at the Fund's net asset value next computed after the time the orders were received by the intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Description of Plan

     With respect to each class of shares, the Fund has
adopted  a Rule 12b-1 plan under the 1940 Act  ("Plan")
pursuant  to which certain distribution and shareholder
servicing  fees may be paid to the Distributor.   Under
the  terms of the Plan, the Class A and Class I  shares
may   be  required  to  pay  the  Distributor   (i)   a
distribution fee for the promotion and distribution  of
shares  of up to 0.25% of the average daily net  assets
of  the Fund attributable to each class (computed on an
annual basis), and (ii) a shareholder servicing fee for
personal  service  provided to shareholders  of  up  to
0.25%  of  the  average daily net assets  of  the  Fund
attributable  to  each  class (computed  on  an  annual
basis).  Payments under the Plan with respect to  Class
A   shares  are  currently  limited  to  0.35%,   which
represents  a  0.10%  distribution  fee  and  a   0.25%
shareholder  servicing fee; the Fund currently  has  no
intention  of paying any Rule 12b-1 fees in  connection
with  the Class I shares.  The Plan also provides  that
the   Class  C  shares  may  be  required  to  pay  the
Distributor  (i) a distribution fee of up to  0.75%  of
the  average  daily net assets of the Fund attributable
to  such  class (computed on an annualized  basis)  and
(ii) a shareholder servicing fee of up to 0.25% of  the
average  daily  net assets of the Fund attributable  to
such  class  (computed on an annual basis).   The  Fund
currently intends to make payments under the Plan  with
respect  to  the  Class C shares to the maximum  extent
allowable   under  such  Plan.   The   Distributor   is
authorized, in turn, to pay all or a portion  of  these
fees  to  any  registered securities dealer,  financial
institution  or other person ("Recipient") who  renders
assistance  in distributing or promoting  the  sale  of
Fund   shares,  or  who  provides  certain  shareholder
services  to Fund shareholders, pursuant to  a  written
agreement  ("Rule  12b-1 Related Agreement").   To  the
extent  such  fee  is  not paid to  such  persons,  the
Distributor  may  use the fee for its own  distribution
expenses incurred in connection with
the sale  of  Fund
shares,   or  for  any  of  its  shareholder  servicing
expenses.   The Plan is a "reimbursement"  plan,  which
means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees.
If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. No interest, carrying, or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.

     Payment of the distribution and servicing fees is to be made quarterly, within 30 days after the close of the quarter for which the fee is payable, after the Distributor forwards to the Board of Directors of the Fund a written report of all amounts expensed pursuant to the Plan; provided, however, that the aggregate payments by the Fund under the Plan to the Distributor and all Recipients currently may not exceed 0.35% (on an annualized basis) with respect to the Class A and Class I shares, and 1.00% (on an annualized basis) with respect to the Class C shares, of the average daily net assets of the Fund attributable to each such class of shares for that quarter.

     From  time to time, the Distributor may engage  in
activities that jointly promote the sale of  shares  of
one  or  more classes of shares, the cost of which  may
not  be  readily  identifiable as related  to  any  one
class.     Generally,    the   distribution    expenses
attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

     The  Plan,  including a form  of  the  Rule  12b-1
Related Agreement, has been unanimously approved by the
Board of Directors, including all of the members of the
Board  who are not "interested persons" of the Fund  as
defined  in  the  1940 Act and who have  no  direct  or
indirect  financial interest in the  operation  of  the
Plan    or    any   Rule   12b-1   Related   Agreements
("Disinterested Directors") voting separately.

     The  Plan,  and  any Rule 12b-1 Related  Agreement
which  is entered into, will continue in effect  for  a
period  of  more  than one year only  so  long  as  its
continuance is specifically approved at least  annually
by  a  vote  of  a  majority of  the  Fund's  Board  of
Directors, and of the Disinterested Directors, cast  in
person at a meeting called for the purpose of voting on
the  Plan,  or  the  Rule 12b-1 Related  Agreement,  as
applicable.  In addition, the Plan, and any Rule  12b-1
Related  Agreement, may be terminated with  respect  to
any  class at any time, without penalty, by vote  of  a
majority  of the outstanding voting securities  of  the
applicable   class,  or  by  vote  of  a  majority   of
Disinterested Directors (on not more than 60 days' written notice in the case of the Rule 12b-1 Related
Agreement only).

Amounts Expensed Under the Plan

     For  the fiscal year ended September 30, 1999, the
Fund  paid  out  $1,131,965 under the  Plan.   Of  this
amount,  $64,156 was spent on advertising, $33,278  was
spent  on  printing and mailing prospectuses  to  other
than current shareholders, and $1,034,531 was spent  on
compensation   to   broker-dealers.   The   Distributor
retained $129,086 of the amounts expensed under the Plan.

     As  of  September 30, 1999, unreimbursed  expenses
which  were incurred by the Distributor under the  Plan
and  which  have  been carried forward to  fiscal  2000
amount   to  $733,440  (or  0.18%  of  the  net  assets
attributable to the Fund's Class A and Class C shares as of September 30, 1999).

Interests of Certain Persons

     With the exception of Advisor, in its capacity as the Fund's investment advisor, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is an "interested person" has or had a direct or indirect financial interest in the Plan or any Rule 12b-1
Related Agreement.

Anticipated Benefits to the Fund

     The  Board of Directors considered various factors
in connection with its decision to approve and continue
the  Plan, including:  (i) the nature and causes of the
circumstances    which    make    implementation    and
continuation  of  the Plan necessary  and  appropriate;
(ii) the way in which the Plan addresses those circumstances, including the nature and amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the merits of possible alternative plans or pricing structures; (v) the relationship of the Plan to other distribution efforts of the Fund, including the sales charge on Class A shares; and (vi) the possible benefits of the Plan to any other person relative to those of the Fund.

     Based upon its review of the foregoing factors and
the  material  presented to it, and  in  light  of  its
fiduciary duties under relevant state law and the  1940
Act, the Board of Directors determined, in the exercise
of  its business judgment, that the Plan was reasonably
likely to benefit the Fund and its shareholders  in  at
least one or several potential ways.  Specifically, the
Board concluded that the Distributor and any Recipients
operating  under  Rule 12b-1 Related  Agreements  would
have  little  or  no  incentive  to  incur  promotional
expenses  on  behalf of the Fund if a Rule  12b-1  plan
were  not  in place to reimburse them, thus making  the
adoption  of the Plan important to the initial  success
and  thereafter, continued viability of the  Fund.   In
addition, the Board determined that the payment of Rule
12b-1  fees  to these persons should motivate  them  to
provide   an   enhanced  level  of  service   to   Fund
shareholders, which would, of course, benefit such shareholders. Finally, the Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

     While  there  is no assurance that the expenditure
of  Fund assets to finance distribution of Fund  shares
will  have  the  anticipated  results,  the  Board   of
Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Plan.


PURCHASE, EXCHANGE, AND PRICING OF SHARES

Purchase of Shares

     The Fund offers three classes of shares:  Class A,
Class  C  and  Class I.  As discussed above  under  the
heading  "Distributor," the Class A shares are  offered
and  sold  subject  to an initial  sales  charge  (with
certain  exceptions), while the Class  C  and  Class  I
shares are offered and sold without being subject to an
initial  sales  charge.  In addition,  a  CDSC  may  be
charged  on certain redemptions of Class A and Class  C
shares  and a redemption fee may be charged on  certain
redemptions  of  Class  I  shares.   Please  see  "Your
Account" in the Prospectus for more information.

     As  noted  above, Class A shares may be  purchased
without the imposition of an initial sales charge under
certain circumstances.  In addition, the initial  sales
charge may be reduced if multiple purchases of Class  A
shares  are  combined.   You may combine  purchases  of
Class A shares to take advantage of the breakpoints in the sales charge schedule by participating in either the Fund's Right of Accumulation ("ROA") program or by executing a Letter of Intent ("LOI").

     * Right of Accumulation. The ROA allows you to purchase Class A shares at the sales charge applicable to the sum of (i) the dollar amount then being purchased, plus (ii) the higher of either (a) the current market value (calculated at the applicable Offering Price) or (b) the actual purchase price of all Fund shares already held by you, your spouse, and your minor children or you and members of a "qualified group." A "qualified group" is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Fund shares at a discount, has more than ten members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investments to the Fund, and meets other uniform criteria that allow the Distributor to achieve cost savings in distributing shares of the Fund. To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor, or the Transfer Agent sufficient information to determine whether the purchase will qualify for a reduced sales charge.

     * Letter of Intent. You may also qualify for a reduced sales charge on the purchase of Class A shares by completing the LOI section of the account application. By completing the LOI, you express an intention to invest during the next 13-month period a specified amount (minimum of at least $100,000) which, if made at one time, would qualify for a reduced sales charge. Any shares you own on the date you execute the LOI may be used as a credit toward the completion of the LOI. However, the reduced sales charge will only apply to new purchases. Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 13-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, you will be required to pay the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 13-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge. By signing the purchase application and checking the box labeled "Letter of Intent," you grant to the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact to sell any or all of the reserved shares to cover any additional sales charges if you do not fulfill your undertaking. Signing an LOI does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge. For more information on the LOI, please contact your investment professional, the Distributor, or the Transfer Agent. You may reach the Distributor or the Transfer Agent by calling 1-888-533-KOPP.

     The  Fund also offers an Automatic Investment Plan
("AIP"),  which  is  a  method  of  using  dollar  cost
averaging.   Dollar  cost averaging  is  an  investment
strategy  that  involves investing a  fixed  amount  of
money  at a regular time interval.  By always investing
the  same  amount, you will be purchasing  more  shares
when  the price is low and fewer shares when the  price
is  high.   Since  such  a program involves  continuous
investment regardless of fluctuating share values,  you
should consider your financial ability to continue  the
program  through periods of low share price levels.   A
program of regular investment cannot ensure a profit or protect against a loss from declining markets.

     The  AIP  allows  you to make regular,  systematic
investments  in Class A or Class C shares of  the  Fund
from  your bank checking account.  The minimum  initial
investment  for investors using the AIP is $3,000.   If
you  elect this option, all dividends and capital gains
distributions will be automatically reinvested in  Fund
shares.   With  respect to Class A  shares,  the  sales
charge on future purchases may be reduced by using  the
Fund's ROA or LOI.  To establish the AIP, complete  the
appropriate section in the account application.   Under
certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached), the Fund reserves the right to close your account.
Prior to closing any account for failure to reach the minimum initial investment, the Fund will give you written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment.
Your account may be closed in periods of declining share prices.

     Under the AIP, you may choose to make investments on certain days of each month (at least seven days apart) in amounts of $50 or more. There is no service fee charged by the Fund for participating in the AIP.
However, a service fee of $20 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with most financial institutions.

     If  you  purchase (or redeem) shares of  the  Fund
through  a financial intermediary, certain features  of
the  Fund  relating  to such transactions  may  not  be
available  or  may  be modified.  In addition,  certain
operational  policies  of  the  Fund,  including  those
related  to settlement and dividend accrual,  may  vary
from  those  applicable to direct shareholders  of  the
Fund and may vary among intermediaries.  We urge you to
consult   your   financial   intermediary   for    more
information regarding these matters.  In addition,  the
Fund   may   pay,   directly  or   indirectly   through
arrangements   with  Advisor  and/or  the  Distributor,
amounts   to  financial  intermediaries  that   provide
transfer   agent   type  and/or  other   administrative
services to their customers provided, however, that the
Fund  will  not  pay  more for these  services  through
intermediary  relationships  than  it  would   if   the
intermediaries'  customers were direct shareholders  in
the  Fund.   See "Arrangements with Broker-Dealers  and
Other  Financial  Intermediaries."   Certain  financial
intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase (or redeem) your Fund shares directly from the Fund without the intervention of a financial intermediary.

Exchange of Shares

     You  may  exchange Class A or Class C  shares  for
Class  I  shares  at any time so long as  the  Class  I
minimum  initial  investment requirement  is  met.  The
value  of  the shares to be exchanged will be  the  net
asset  value  (less  the  CDSC,  if  applicable)   next
determined after receipt of instructions for  exchange;
the price of the shares being purchased will be the net
asset   value   next   determined  after   receipt   of
instructions for exchange.

     You  may  also  exchange shares of  the  Fund  for
shares  of  the  Firstar Money Market Fund,  a  no-load
money  market  fund  managed by  an  affiliate  of  the
Transfer  Agent.   The  Firstar Money  Market  Fund  is
unrelated  to the Fund.  This exchange privilege  is  a
convenient way to buy shares in a money market fund  in
order  to  respond to changes in your goals  or  market
conditions.   The value of the shares to  be  exchanged
will  be  the  net  asset  value  (less  the  CDSC,  if
applicable, with respect to Class A or Class  C  shares
or  the redemption fee, if applicable, with respect  to
Class  I  shares)  next  determined  after  receipt  of
instructions  for  exchange; the price  of  the  shares
being  purchased  will be at net asset  value.   Before
exchanging into the Firstar Money Market Fund, please read the applicable prospectus, which may be obtained by calling 1-888-533-KOPP, and open an account in the Firstar Money Market Fund.

     The Fund reserves the right to modify or terminate the exchange privilege at any time. Call the Transfer
Agent at 1-888-533-KOPP to request instructions for an exchange. An exchange is not a tax-free transaction.

Pricing of Shares

     The Class A shares of the Fund are offered to the public at the Offering Price, which is the sum of the net asset value per share (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) and the applicable initial sales charge. The Class C and Class I shares of the Fund are offered to the public at their net asset value (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) without any initial sales charge.

     As  previously noted, the initial sales charge may
be  waived for certain individuals and institutions due
to  anticipated economies of scale in sales efforts and
expense.   For  more  information,  please  see   "Your
Account-Class  A  Front-End Sales  Charge  Waivers  and
Reductions" in the Prospectus.

     The  net  asset value per share for each class  is
determined  as of the close of trading (generally  4:00
p.m.  Eastern  Time)  on each day the  New  York  Stock
Exchange  ("NYSE")  is  open  for  business.   Purchase
orders  and redemption requests received on a  day  the
NYSE is open for trading, prior to the close of trading
on  that day, will be valued as of the close of trading
on  that day.  Applications for the purchase of  shares
and  requests  for  the redemption of  shares  received
after  the close of trading on the NYSE will be  valued
as  of the close of trading on the next day the NYSE is
open.   The Fund is not required to calculate  its  net
asset  value on days during which the Fund receives  no
orders  to purchase or redeem shares.  Net asset  value
per  share  for  each class of shares is calculated  by
taking  the market value of the total assets per class,
including  interest or dividends accrued, but  not  yet
collected,  less all liabilities, and dividing  by  the
total number of shares outstanding in that class.   The
result, rounded to the nearest cent, is the net asset value per share.

     In  determining  net  asset  value,  expenses  are
accrued  and  applied  daily and securities  and  other
assets  for  which market quotations are available  are
valued at market value.  Common stocks and other equity-
type  securities are valued at the last sales price  on
the  national  securities exchange or NASDAQ  on  which
such   securities   are  primarily   traded;   however,
securities traded on a national securities exchange  or
NASDAQ for which there were no transactions on a  given
day, and securities not listed on a national securities
exchange  or NASDAQ, are valued at the average  of  the
most  recent  bid and asked prices.  Any securities  or
other  assets  for  which  market  quotations  are  not
readily   available  are  valued  at  fair   value   as
determined  in good faith by the Board of Directors  of
the  Fund or its delegate.  The Board of Directors  may
approve the use of pricing services to assist the  Fund
in  the  determination of net asset value.   All  money
market instruments held by the Fund will be valued on an amortized cost basis.


REDEMPTIONS IN KIND

     The Fund has filed a Notification under Rule 18f-1
of the 1940 Act, pursuant to which it has agreed to pay
in  cash all requests for redemption by any shareholder
of  record,  limited  in amount with  respect  to  each
shareholder  during  any 90-day period  to  the  lesser
amount  of  (i) $250,000, or (ii) 1% of the  net  asset
value  of  the  class  of  shares  of  the  Fund  being
redeemed,  valued  at  the beginning  of  the  election
period.   The  Fund  intends  to  also  pay  redemption
proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.


TAXATION OF THE FUND

     The Fund intends to qualify annually for treatment
as a "regulated investment company" under Subchapter  M
of  the  Code and, if so qualified, will not be  liable
for  federal  income taxes to the extent  earnings  are
distributed to shareholders on a timely basis.  In  the
event  the  Fund  fails  to  qualify  as  a  "regulated
investment  company," it will be treated as  a  regular
corporation   for   federal   income   tax    purposes.
Accordingly,  the  Fund  would be  subject  to  federal
income taxes and any distributions that it makes  would
be  taxable and non-deductible by the Fund.  What  this
means for shareholders of the Fund is that the cost  of
investing  in  the  Fund would increase.   Under  these
circumstances,   it  would  be  more   economical   for
shareholders to invest directly in securities  held  by
the   Fund,  rather  than  invest  indirectly  in  such
securities through the Fund.


PERFORMANCE INFORMATION

     The Fund's historical performance or return may be
shown  in  the  form  of  various performance  figures,
including  average annual total return,  total  return,
and  cumulative  total return.  The Fund's  performance
figures  are based upon historical results and are  not
necessarily   representative  of  future   performance.
Factors   affecting  the  Fund's  performance   include
general    market   conditions,   operating   expenses,
investment  management,  and the  imposition  of  sales
charges.   Any additional fees charged by a  dealer  or
other financial services firm would reduce the returns described in this section.

Total Return

     Average  annual  total  return  and  total  return
figures   measure   both  the  net  investment   income
generated  by,  and  the effect  of  any  realized  and
unrealized   appreciation  or  depreciation   of,   the
underlying  investments in a class  of  shares  over  a
specified period of time, assuming the reinvestment  of
all  dividends and distributions.  Average annual total
return  figures are annualized and therefore  represent
the average annual percentage change over the specified
period.   Total  return figures are not annualized  and
therefore represent the aggregate percentage or dollar value change over the period.

     The average annual total return of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV

          P   = a hypothetical initial payment of $1,000.
          T   = average annual total return.
          n   = number of years.
          ERV = ending redeemable value of a
                hypothetical $1,000 payment made at
                the beginning of the stated periods at
                the end of the stated periods.

     Performance for a specific period is calculated by
first  taking  an  investment (assumed  to  be  $1,000)
("initial  investment") in a class  of  shares  on  the
first  day  of  the  period and computing  the  "ending
value"  of  that investment at the end of  the  period.
The  total  return  percentage is  then  determined  by
subtracting  the  initial investment  from  the  ending
value   and  dividing  the  remainder  by  the  initial
investment  and expressing the result as a  percentage.
With  respect  to the Class A shares, this  calculation
reflects  the  deduction of the maximum  3.50%  initial
sales  charge.   In  addition, the calculation  assumes
that all income and capital gains dividends paid by the
Fund have been reinvested at the net asset value of the
applicable  class  of shares on the reinvestment  dates
during  the period.  Total return may also be shown  as
the   increased   dollar  value  of  the   hypothetical
investment over the period.

     Cumulative  total  return  represents  the  simple
change  in value of an investment over a stated  period
and  may  be  quoted as a percentage  or  as  a  dollar
amount.   Total returns may be broken down  into  their
components  of  income and capital  (including  capital
gains   and  changes  in  share  price)  in  order   to
illustrate the relationship between these factors and their contributions to total return.

     The average annual total returns for the one year period ended September 30, 1999 and since inception
(10/1/97) are as follows: Class A shares: 97.51% and 7.13%; Class I shares: 105.48% and 9.54%. The Class C shares total return since inception on February 19, 1999 through September 30, 1999 was 46.48%.

Comparisons

     From  time  to time, in marketing and  other  Fund
literature, the performance of one or more  classes  of
shares  may  be  compared to the performance  of  other
mutual  funds  in  general or  to  the  performance  of
particular   types   of  mutual  funds   with   similar
investment    goals,   as   tracked   by    independent
organizations.    Among  these  organizations,   Lipper
Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges. Each class of shares of the Fund will be compared to Lipper's appropriate fund category; that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the
performance of other mutual funds by Morningstar,  Inc.
("Morningstar"),  which ranks funds  on  the  basis  of
historical   risk  and  total  return.    Morningstar's
rankings  range from five stars (highest) to  one  star
(lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods.
Rankings are not absolute or necessarily predictive of future performance.

     Evaluations  of  the  Fund's performance  made  by
independent  sources may also be used in advertisements
concerning   the   Fund,  including  reprints   of   or
selections from editorials or articles about the  Fund.
Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

     The  Fund  may compare the performance of  one  or
more classes of shares to a wide variety of indices and
measures  of  inflation,  including  the  Russell  2000
Index.   There are differences and similarities between
the investments that the Fund may purchase and the investments measured by these indices.

     The  Fund's  performance  may  also  be  discussed
during   television  interviews  of  Advisor  personnel
conducted by news organizations to be broadcast in the United States and elsewhere.


INDEPENDENT ACCOUNTANTS

     KPMG  LLP,  4200 Norwest Center, 90 South  Seventh
Street,   Minneapolis,  Minnesota  55402,   have   been
selected as the independent accountants for the Fund.


FINANCIAL STATEMENTS

     The following audited financial statements of the Fund are incorporated herein by reference to the Fund's
1999  Annual  Report as filed with the SEC on  November
30, 1999:

          (a)  Independent Auditors' Report.

          (b)   Schedule of Investments as of September 30, 1999.

          (c)   Statement of Assets and Liabilities  as
                of September 30, 1999.

          (d)   Statement of Operations  for  the  year
                ended September 30, 1999.

          (e)   Statements of Changes in Net Assets for
                the years ended September 30, 1998 and 1999.

          (f)  Financial Highlights for the years ended
               September 30, 1998 and 1999 for Class A and Class I, and for the period from February 19, 1999 through September 30,
               1999 for Class C.

          (g)  Notes to Financial Statements.